SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.      )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

Shopoff Properties Trust, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

INFORMATION ABOUT THE ANNUAL MEETING
PROPOSAL: ELECTION OF DIRECTORS
COMPENSATION
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
DIRECTOR COMPENSATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
AUDIT COMMITTEE REPORT
INDEPENDENT PUBLIC ACCOUNTANTS
OTHER MATTERS

April 30, 2009
Dear Stockholder:
     Our Annual Meeting of Stockholders (the “Annual Meeting”) will be held at the principal offices of our company located at 8951 Research Drive, Irvine, California, 92618 at 10:00 a.m. on Tuesday, June 16, 2009. The formal meeting notice and our proxy statement for the Annual Meeting are attached.
     The proposal to be presented at the Annual Meeting is described in the accompanying proxy statement. We urge you to carefully review the proxy statement which discusses the proposal in more detail.
     Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date and promptly return the enclosed proxy in the enclosed postage-paid envelope. Returning your completed proxy will ensure your representation at the Annual Meeting.
     We look forward to seeing you on June 16, 2009.

Sincerely,

William A. Shopoff
Chairman, President and Chief Executive Officer

SHOPOFF PROPERTIES TRUST, INC.
8951 Research Drive Irvine, California 92618
(877) 874-7348

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 16, 2009

TO OUR STOCKHOLDERS:
     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders, or the Annual Meeting, of Shopoff Properties Trust, Inc., a Maryland corporation, will be held on Tuesday, June 16, 2009 at 10:00 a.m. at our principal offices located at 8951 Research Drive, Irvine, California 92618 for the following purposes:
1.	To elect two Class II directors, Patrick Meyer and Glenn Patterson, to serve for five year terms and until their successors are duly elected and qualified;

2.	To transact such other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof.
     Our board of directors recommends that you vote for the proposal above. Stockholders of record at the close of business on April 28, 2009 are entitled to vote at the Annual Meeting or any adjournment or postponement thereof.
     All stockholders are cordially invited to attend the Annual Meeting in person. To ensure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed proxy card promptly in the postage-paid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she previously returned a proxy.

Sincerely,

Kevin M. Bridges
Corporate Secretary

Irvine, California
April 30, 2009
     Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 16, 2009: This proxy statement, proxy card, and our Annual Report on Form 10-K are available on the Internet, free of charge, at http://www.shopoffpropertiestrust.com. On this web site, you will be able to access this proxy statement, the proxy card, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, and any amendments or supplements to the foregoing material that is required to be furnished to stockholders.

SHOPOFF PROPERTIES TRUST, INC.
8951 Research Drive
Irvine, California 92618
(877) TSG-REIT

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 16, 2009

INFORMATION ABOUT THE ANNUAL MEETING
     This proxy statement is being furnished to stockholders in connection with the solicitation of proxies by and on behalf of the board of directors of Shopoff Properties Trust, Inc. for use at our 2009 Annual Meeting of Stockholders, or the Annual Meeting, to be held on Tuesday, June 16, 2009, at the principal offices of our company located at 8951 Research Drive, Irvine, California 92618, or at any adjournment or postponement thereof.
What is the purpose of the Annual Meeting?
     At the Annual Meeting, stockholders will consider and vote upon the following matters:
•	The election of two Class II directors, Patrick Meyer and Glenn Patterson, to our board of directors, or our board, to serve five year terms and until their successors are elected and qualified; and

•	Such other matters as may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.
     We sent you these proxy materials because our board is requesting that you allow your shares to be represented at the Annual Meeting by the proxyholders named on the enclosed proxy card. This proxy statement contains information that we are required to provide you under the rules of the Securities and Exchange Commission, or SEC, and that is designed to assist you in voting your shares. On or about April 30, 2009, we began mailing these proxy materials to all stockholders of record at the close of business on April 28, 2009.
Who is entitled to vote at the Annual Meeting?
     Holders of record of our common stock at the close of business on April 28, 2009 are entitled to vote at the Annual Meeting. As of April 28, 2009, there were 1,857,300 shares of our common stock outstanding. Stockholders are entitled to cast one vote per share on each matter presented for consideration and action at the Annual Meeting.
How can I vote my shares?
     Your vote is important. Stockholders can vote in person at the Annual Meeting or by proxy. If you vote by proxy, the individuals named on the proxy card as representatives will vote your shares in the manner you indicate. You may specify whether your shares should be voted for all, some or none of the nominees for director. You may vote your shares of common stock by either of the following methods:
     By Mail — If you choose to vote by mail, simply mark your proxy card, date and sign it, and return it in the postage-paid pre-addressed envelope provided. Proxy cards submitted by mail must be mailed by the date shown on the proxy card or the deadline imposed by your bank, broker or other agent for your shares to be voted.
     In Person — Shares held in your name as the stockholder of record may be voted by you in person at the Annual Meeting. Shares held beneficially in street name may be voted by you in person at the Annual Meeting only if you obtain a “legal” proxy from the broker or other agent that holds your shares giving you the right to vote the shares and bring that proxy to the Annual Meeting.
If my shares are held in “street name” by my broker, will my broker vote my shares for me?
     Your broker will vote your shares only if you provide instructions to your broker on how to vote. You should contact your broker and ask what directions your broker will need from you. Your broker will not be able to vote your shares without instructions from you.
Can I change my vote after I have mailed my signed proxy card?
     There are three ways in which you can change your vote before your proxy is voted at the Annual Meeting. First, you can send our secretary a written notice stating that you revoke your proxy. Second, you can complete and submit a new proxy card, dated a later date than the first proxy card. Third, you can attend the Annual Meeting and vote in person. Your attendance at the Annual Meeting will not, however, by itself revoke your proxy. If you hold your shares in “street name” and have instructed your broker to vote your shares, you must follow directions received from your broker to change those instructions.
What constitutes a quorum?
     The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes entitled to be cast by all stockholders will constitute a quorum for the transaction of business at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed for the meeting who will determine whether or not a quorum is present. For purposes of determining whether a quorum is present, abstentions and broker non-votes are counted as present.
How does the board recommend that I vote on the proposal?
     If no instructions are indicated on your valid proxy, the proxyholders will vote in accordance with the recommendations of our board. Our board recommends a vote “FOR” each of the nominees for director listed in this proxy statement. With respect to any other matter that properly comes before the meeting or any adjournment or postponement thereof, the proxyholders will vote as recommended by our board, or if no recommendation is given, in their own discretion.
What vote is required to approve the proposal?
     The directors receiving the most votes at a meeting at which a quorum is present will be elected.
What is the effect of abstentions and broker non-votes?
     Abstentions will not be counted as votes cast and will have no effect on the result of the vote. Broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.
Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders to be held on June 16, 2009
     This proxy statement, proxy card, and our Annual Report on Form 10-K are available on the Internet, free of charge, at http://www.shopoffpropertiestrust.com. On this web site, you will be able to access this proxy statement, the proxy card, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, and any amendments or supplements to the foregoing material that is required to be furnished to stockholders.

PROPOSAL: ELECTION OF DIRECTORS
     Our charter provides for a classified board consisting of five classes — Class I, Class II, Class III, Class IV, and Class V. Each director serves a five-year term. Our board consists of nine members, five of whom are independent within our director independence standards, which are consistent with the director independence standards of the Nasdaq Stock Market, which we have adopted as our standard, and with our Articles of Amendment and Restatement. One of our independent director seats, a Class III director, is currently vacant.
     At the Annual Meeting, a total of two Class II directors will be elected to hold office for five year terms and until their successors have been elected and qualified. Unless otherwise instructed, the proxyholders will vote the proxies received by them for the two nominees named below. If either of our nominees is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present board to fill the vacancy. It is not presently expected that either of the nominees named below will be unable or will decline to serve as a director. The directors receiving the most votes at a meeting at which a quorum is present will be elected.
Information Regarding Nominees for Class II Director
     Biographical summaries and ages as of the date of this proxy statement of the two individuals nominated by our board for election as Class II directors are provided below:
     Patrick Meyer, age 57, has been one of our Independent Directors since November 2006. Mr. Meyer has over 30 years of planning and consulting experience. Mr. Meyer is the owner of Urban Environs, a planning consultant firm, which he formed in 1982. From 1998 through 2009, Mr. Meyer served as the chairman of the board of directors for 1st Centennial Bancorp, a full service state-chartered commercial bank. Mr. Meyer earned a Bachelors of Science degree in Urban Planning from California State Polytechnic University. He is a member of the American Planning Association and the American Institute for Certified Planners.
     Glenn Patterson, age 55, has been one of our Independent Directors since November 2006. Mr. Patterson has a wide range of management experience. Specifically, since 2004, Mr. Patterson has served as the President of HAP International, Inc., a research and analysis firm that specializes in real estate and private placement business investments. Between the years of 1996 to 2004, he served as the President of Oregon Electric Group, an electrical and technology services contracting firm. During his years as President at Oregon Electric Group, sales grew from $16 million to $127 million, and had over 1,100 employees at its peak. Mr. Patterson currently sits on the board of Axion Power International, Inc. Mr. Patterson received a Bachelors of Science degree in economics from Willamette University.
     The board unanimously recommends that you vote FOR the election of each of the Class II nominees listed above. Proxies received will be so voted unless stockholders specify otherwise in the proxy.
Information Regarding our Incumbent Directors and Non-Director Executive Officer
     Below is a description of our Class I, Class III, Class IV, and Class V incumbent directors and our non-director executive officer:
     Class I Directors
     Melanie Harper Barnes, age 54, has been one of our Independent Directors since November 2006. Ms. Barnes practiced law in Austin, Texas for thirteen years in the areas of real estate development and finance, banking, and corporate reorganization. Ms. Barnes worked on property acquisitions and sales, negotiated and documented construction and financing of commercial properties, participated in assemblages, conducted title insurance and survey review, represented borrowers and lenders in arranging short term and long term real estate financing, documented and negotiated equipment and line of credit lending, represented clients in disputes involving real and personal property, and engaged in strategy sessions regarding complex real estate and other business plans. Ms. Barnes is currently retired and actively manages her own rural and residential properties. Ms. Barnes attended

Texas Tech University, receiving a Bachelor of Science degree in 1977 with high honors. She graduated from the University of Texas School of Law in 1981.
     Kevin M. Bridges, age 43, has been our Chief Financial Officer and Corporate Secretary and has also been one of our Directors since November 2006. Mr. Bridges’ 15 years of experience in the residential development industry includes a wide range of projects, varying in sizes and complexity, for national public homebuilders and regional developers. Mr. Bridges joined our affiliate, The Shopoff Group, in May 2006. Prior to joining The Shopoff Group, Mr. Bridges managed the homebuilding line of business for Cameo Homes, a large private real estate development company from 2001 to 2006. Mr. Bridges earned a Bachelors of Business Administration degree with an emphasis in accounting from the University of Texas at Austin and is a Certified Public Accountant. Mr. Bridges is also a member of the American Institute of Certified Public Accountants, the California Society of Certified Public Accountants, and the National Association of Real Estate Investment Trusts (NAREIT).
     Class III Director
     Stuart McManus, age 42, has been one of our Independent Directors since November 2006. Mr. McManus has a significant background in venture investing, business development, general management, and financial engineering within both entrepreneurial and Fortune 100 environments. Since 2002, Mr. McManus has been President of Capstar Partners, LLC, a company that leads and participates in the funding of early stage companies as well as more traditional investments. Mr. McManus is also presently the principal of Crystal Lake Capital, LLC, a company whose aim is to invest in companies that have real estate as a significant component of their assets. Mr. McManus received his BA from Northwestern University in 1989 and his MBA from J.L. Kellogg Graduate School of Management in 1995.
     Class IV Directors
     Edward J. Fitzpatrick, age 62, has been our Executive Vice President and one of our Directors since November 2006. Mr. Fitzpatrick’s real estate experience spans 30 years and includes managing the development of industrial and office projects in Southern California for Kaiser Development Company, operating his own firm, Patrick Gray and Associates, specializing in property management and development of industrial, office and retail properties in San Diego County and Las Vegas, Nevada, and serving as Vice President of Development for Dartmouth Development Company in San Diego, where he oversaw the acquisition, improvement and construction of a variety of properties in San Diego and Riverside Counties. In 2000, Mr. Fitzpatrick joined The Shopoff Group’s predecessor, Eastbridge Partners, as Director of Development. Mr. Fitzpatrick currently serves as The Shopoff Group’s Executive Vice President, overseeing the complete land process from acquisition to entitlement and, in certain situations, improvements to the finished product. Mr. Fitzpatrick is a graduate of the University of Notre Dame and Notre Dame Law School. Mr. Fitzpatrick is also a member of the Urban Land Institute and the Building Industry Association.
     Jeffrey W. Shopoff, age 65, has been one of our Directors since November 2006. Mr. Shopoff is an active member of the California Bar, and has been a practicing attorney for 36 years. Since 2002, Mr. Shopoff has been a partner at the law firm of Shopoff & Cavallo LLP in San Francisco. Mr. Shopoff was previously a partner at the California law firm of Jeffer, Mangels, Butler & Marmaro LLP from 1992 to 2002. Mr. Shopoff’s legal practice focuses on the areas of accounting and corporate/partnership disputes, class actions, contract, fraud, securities, intellectual property, banking, malpractice, franchise, and employment litigation. Mr. Shopoff earned a Bachelors of Business Administration degree, with an emphasis in accounting, from the University of Michigan Business School, and a Juris Doctor degree from the University of Michigan Law School. Mr. Shopoff is the brother of William A. Shopoff, our Chairman, President, and Chief Executive Officer.
     Class V Director
     William A. Shopoff, age 51, has been our President, Chief Executive Officer, and Chairman of the Board since November 2006. Mr. Shopoff has more than 25 years of real estate and investment experience. His expertise includes the acquisition, development and sale of new and redeveloped residential and commercial properties throughout the United States, as well as partnership structure, debt placement, venture capital and investment underwriting. Mr. Shopoff served as the President of the Asset Recovery Fund from 1998 to 2006. Since August

1999 Mr. Shopoff has served as President of Eastbridge Partners, L.P., a position he holds today. Upon acquiring the assets of Eastbridge Partners, L.P., in April 2004, Mr. Shopoff created The Shopoff Group and has served as its President since that time. Mr. Shopoff earned his Bachelors of Science degree in biology and an MBA in finance/accounting from the University of Texas at Austin. Mr. Shopoff is a member of Commercial Investment Real Estate (CIRE) and is a Certified Commercial Investment Member (CCIM). Mr. Shopoff is also a member of the Urban Land Institute and the Building Industry Association. Mr. Shopoff is the brother of Jeffrey W. Shopoff, one of our directors.
     Non-Director Executive Officer
     Tim McSunas, age 45, has been our Senior Vice President of Acquisitions since 2006. Tim McSunas has over 20 years of experience in land planning and acquisitions and project management for several Southern California homebuilders. Mr. McSunas oversees the identification and acquisition process of investment properties for The Shopoff Group. Before joining the Shopoff Group in May 2006, Mr. McSunas served as the Southern California division president for Taylor Woodrow Homes from September 2004 to March 2006. Mr. McSunas served as the regional manager and vice president for Pardee Homes from April 2001 to September 2004. Mr. McSunas earned his Bachelor of Science degree in Architecture and Urban Planning from Arizona State University and is a licensed contractor in California and Oregon. He has also been an active member of the Southern California Building Industry Association since 1988 and currently serves on its board of directors.
Director Independence
     Although our shares are not listed for trading on any national securities exchange, a majority of the members of our board, and all of the members of our compensation, nominating and corporate governance, and audit committees are “independent” within the meaning of Rule 5605(a)(2) promulgated by the Nasdaq Stock Market which we have adopted as our standard for purposes of determining independence. The Nasdaq Stock Market standards provide that, to qualify as an independent director, in addition to satisfying certain bright-line criteria, our board must affirmatively determine that a director has no material relationship with us (either directly or as a partner, shareholder or officer of an organization that has a relationship with us). Our board has determined that our director nominees, Glenn Patterson and Patrick Meyer, and our incumbent directors, Stuart McManus and Melanie Barnes, each satisfy the independence criteria of the Nasdaq Stock Market and that none has a relationship with us that would interfere with such person’s ability to exercise independent judgment as a member of our board. Our board has made this determination based on the fact that none of these directors has (a) ever served as (or is related to) an employee of us or any of our predecessors or acquired companies, or (b) received any compensation from us or any such other entities, except for compensation directly related to service as a director. Therefore, we believe that all of these directors are independent directors.
     Article IV of our Articles of Amendment and Restatement also sets forth a definition of “independent director,” which our independent directors must satisfy. Our Articles of Amendment and Restatement can be found on our website at www.shopoffpropertiestrust.com (by including the foregoing Internet address link, we do not intend to incorporate by reference to this proxy statement material not specifically referenced herein).
Board Committees
     Our board has established an audit committee, a compensation committee, and a nominating and corporate governance committee. Other committees may be established by our board from time to time. The following is a description of each of the committees and their composition.
Audit Committee
     We have a separately designated standing audit committee. The members of the audit committee are Glenn Patterson and Stuart McManus, each of whom qualifies as “independent” under the independence standards of the Nasdaq Stock Market (whose rules we have adopted for this purpose), and our Articles of Amendment and Restatement. We have one vacancy on our audit committee as a result of the resignation of the audit committee chairperson from our board. This vacancy has not yet been filled. Our board has determined that Glenn Patterson is our interim “audit committee financial expert” within the meaning of the rules of the SEC.

     Our audit committee operates pursuant to a written charter adopted by our board. Among other things, the audit committee charter calls upon the audit committee to review and monitor:
•	the integrity of our financial statements, to ensure the balance, transparency and integrity of published financial information;

•	the outside auditor’s independence and qualifications;

•	the performance of our outside auditors;

•	our compliance with legal and regulatory requirements; and

•	the effectiveness of our internal controls and risk management system.
     It is not the duty of the audit committee to determine that our financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for preparing our financial statements, and our independent auditors are responsible for auditing those financial statements. Our audit committee does, however, consult with management and our independent auditors prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into various aspects of our financial affairs. In addition, the committee is responsible for retaining, evaluating and, if appropriate, recommending the termination of our independent certified public accountants and approving professional services provided by the independent public accountants.
     The audit committee held one meeting during 2008.
Compensation Committee
     We have a compensation committee comprised of a minimum of three “independent” directors under the standards of the Nasdaq Stock Market adopted by our board. Our compensation committee members are Glenn Patterson (Chairman), Patrick Meyer, and Stuart McManus.
     Our compensation committee operates pursuant to a written charter that was adopted by our board. At present, our compensation committee serves only to determine awards under our 2007 Equity Incentive Plan. However, at a later date, the compensation committee may exercise all powers under its charter in connection with establishing and implementing compensation matters. Among other things, our charter calls upon the compensation committee to:
•	review and approve the overall salary and bonus programs of our salaried employees, if any, and any amendments to such programs;

•	review and approve the specific salaries and bonuses for all our executive officers and review their overall job performance;

•	review and approve fringe benefits and perquisites of salaried employees, if any, and executive officers and directors, and amendments to any related benefit plans or programs;

•	review and approve the proposed compensation and terms of employment of persons proposed to be hired as our executive officers;

•	make recommendations with respect to stock options (including price, terms and amounts) to be granted by our board under our equity incentive plans, including our 2007 Equity Incentive Plan.
     The compensation committee held no meetings during 2008.

Nominating and Corporate Governance Committee
     We have a nominating and corporate governance committee consisting of Patrick Meyer (Chairman) and Melanie Barnes. We currently have one vacancy on the nominating and corporate governance committee. The nominating and corporate governance committee is composed entirely of independent directors as required by Nasdaq Stock Market rules. Our nominating and corporate governance committee establishes and implements our corporate governance practices and nominates individuals for election to our board.
     Our nominating and corporate governance committee operates pursuant to a written charter adopted by our board. among other things, the charter calls upon the nominating and corporate governance committee to:
•	identify individuals qualified to become board members;

•	recommend director nominees to our board for election at the annual meeting of stockholders;

•	develop and recommend to our board a set of corporate governance principles applicable to us; and

•	oversee and administer our Code of Business Conduct and Ethics.
     The nominating and corporate governance committee held no meetings during 2008.
Additional Governance Matters
Code of Business Conduct and Ethics
     Our board has adopted a Code of Business Conduct and Ethics which qualifies as a “code of ethics” as defined by Item 406 of Regulation S-K of the Exchange Act and which applies to our principal executive officer, principal financial officer, our other executive officers, and all employees who perform these functions. A copy of the Code of Business Conduct and Ethics is available to any person without charge by submitting a request to our Chief Financial Officer at 8951 Research Drive, Irvine, California 92618. If we amend our Code of Business Conduct and Ethics as applies to the principal executive officer, principal financial officer, principal accounting officer or controller (or persons performing similar functions) or grant a waiver from any provision of the code of ethics to any such person, we will disclose such amendment or waiver on our website at www.shopoffpropertiestrust.com.
     Among other matters, the Code of Business Conduct and Ethics is designed to deter wrongdoing and to promote:
•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

•	compliance with applicable governmental laws, rules and regulations;

•	prompt internal reporting of violations of the Code of Business Conduct and Ethics to appropriate persons identified in the code; and

•	accountability for adherence to the Code of Business Conduct and Ethics.
     Waivers to the Code of Business Conduct and Ethics may be granted only by our nominating and corporate governance committee. In the event that the committee grants any waivers of the elements listed above to any of our directors, officers or employees, or if any amendment is made to any provision of the Code of Business Conduct and

Ethics, we expect to announce the waiver or amendment within four business days on the “Corporate Governance” section of our website.
Public Availability of Corporate Governance Documents
     Our key corporate governance documents, including our Code of Business Conduct and Ethics and the charters of our audit committee, compensation committee and nominating and corporate governance committee are:
•	available on our corporate website at http://www.shopoffpropertiestrust.com (by including the foregoing Internet address link, we do not intend to incorporate by reference to this proxy statement material not specifically referenced herein); and

•	available in print to any stockholder who requests them from our Corporate Secretary.
COMPENSATION
Executive Officer Compensation
     We have no employees and our executive officers are all employees of Shopoff Advisors and/or its affiliates. Our executive officers and the key employees of Shopoff Advisors are compensated by Shopoff Advisors and/or its affiliates and do not receive any compensation from us for their services, other than grants under our 2007 Equity Incentive Plan. See “Certain Relationships and Related Transactions” below for a discussion of fees paid to Shopoff Advisors, L.P. and our other affiliated companies.
     Under our 2007 Equity Incentive Plan, we make share-based awards to our directors and executive officers (with the exception of William A. Shopoff, our Chairman, President and Chief Executive Officer). On August 29, 2008, the date we reached the minimum offering amount, 143,750 shares in the form of restricted stock grants were granted to our executive officers. Edward Fitzpatrick, our Executive Vice President and a director, received an initial restricted stock grant of 75,000 shares, which vest in equal percentages over a five-year period as discussed below. Thereafter, he will receive an annual incentive stock option grant of 50,000 shares, which options shall expire ten years after the date of grant if not exercised. Kevin Bridges, our Chief Financial Officer, Corporate Secretary and a director, received an initial restricted stock grant of 18,750 shares which vest in equal percentages over a five-year period as discussed below as discussed below. Thereafter, he will receive an annual incentive stock option grant of 12,500 shares, which options shall expire ten years after the date of grant if not exercised. Tim McSunas, our Senior Vice President — Acquisitions, received an initial restricted stock grant of 50,000 shares, which vest in equal percentages over a five-year period as discussed below. Thereafter, he will receive an annual incentive stock option grant of 33,000 shares, which options shall expire ten years after the date of grant if not exercised. During the period of restriction, the restricted stock awards are subject to our right of return, which lapses beginning on the first anniversary of the grant date and each anniversary thereafter in equal installments over a period of five years.
     The plan provides for grants of stock options, stock appreciation rights, or SARs, restricted stock and performance shares (sometimes referred to individually or collectively as “awards”) to our non-employee directors, officers, employees, and consultants. To date only restricted stock has been granted and both our non- employee directors and executive officers are entitled to receive future stock option grants. The plan, which is administered by our compensation committee, is intended to attract, motivate and retain these individuals and to encourage stock ownership by such individuals, thereby aligning their interests with those of our stockholders. The amount of the grants were determined by our board at the commencement of our initial public offering taking into consideration our stock ownership limitations that apply to all stockholders. These limitations are set forth in our corporate charter.
     The plan provides for exercise price and quantity adjustments if we declare a stock dividend or stock split. Also, vesting or restriction periods may be accelerated if we merge with another entity that does not either assume the outstanding awards or substitute equivalent awards.

     If a participant’s employment, consulting arrangement, or service as a non-employee director (as applicable) terminates for a reason other than death, disability or retirement, vesting of options and related SARs generally will stop as of the effective termination date with participants having a certain period of time in which to exercise vested options before they expire. The plan terminates 10 years from the date of its adoption by our board. However, such termination will not affect awards granted under the plan prior to termination.
     Any compensation deemed paid by us in connection with the exercise of both incentive stock options and nonqualified stock options granted with exercise prices equal to or greater than the fair market value of the shares on the grant date will not be subject to the Internal Revenue Code Section 162(m) $1 million limitation per covered individual on the deductibility of the compensation paid to certain of our executive officers. Accordingly, we believe all compensation deemed paid under the plan with respect to those dispositions or exercises will remain deductible by us without limitation under Internal Revenue Code Section 162(m).
     The following table summarizes information as of March 31, 2009, relating to our 2007 Equity Incentive Plan, pursuant to which grants of options, restricted stock, or other rights to acquire shares may be granted.
Equity Compensation Plan Information

Number of Securities
Remaining Available for
	Number of Securities to	Weighted-average	Future Issuance Under
	be Issued Upon Exercise	Exercise Price of	Equity Compensation Plans
	of Outstanding Options,	Outstanding Options,	( excluding securities
Plan Category	Warrants and Rights (a)	Warrants and Rights (b)	reflected in column (a)) ( c )

Equity compensation plans approved by security holders	1,655,000	$—	1,481,250
Equity compensation plans not approved by security holders	—	—	—

Total	1,655,000	$—	1481,250

Outstanding Equity Awards at Fiscal Year-End
     The following table provides information with respect to outstanding equity awards as of December 31, 2008, held by our principal executive officer and our three most highly compensated executive officers who were serving as executive officers as of December 31, 2008, and whose aggregate total compensation was in excess of $100,000 for services rendered in all capacities to us and our subsidiaries:
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Option Awards			Stock Awards
Equity Incentive
				Equity Incentive	Plan Awards:
	Number of			Plan Awards:	Market or Payout
	Securities			Number of Unearned	Value of Unearned
	Underlying			Shares, Units or	Shares, Units or
	Unexercised Options	Option Exercise	Option Expiration	Other Rights That	Other Rights That
Name	Exercisable (#)	Price ($)	Date	Have Not Vested (#)	Have Not Vested ($)

William A. Shopoff	—	—	—	—	—
Kevin M. Bridges	—	—	—	18,750	$178,125
Edward Fitzpatrick	—	—	—	75,000	$712,500
Tim McSunas	—	—	—	50,000	$475,000

Director Compensation
Cash Compensation
     We paid an aggregate of $59,335 in fees to our non-officer directors in 2008, consisting of their annual retainer and payment for attendance board meetings. In addition to the annual retainer of $20,000 per non-officer director, the non-officer directors are entitled to the following fees for attendance at board and committee meetings:
•	$1,500 per board meeting in person or $750 if by telephone;

•	$1,000 annually for members of the audit committee, except the audit committee chairperson receives $7,500 annually;

•	$750 annually for the nominating and corporate governance committee and compensation committee members, except the nominating and corporate governance committee and compensation committee chairpersons receive $2,500 annually.
Equity-Based Compensation
     Our non-officer directors received a restricted stock award of 5,000 shares each under our 2007 Equity Incentive Plan. Each restricted stock award has a vesting schedule of four years and vests in equal percentages each year. Our non-officer directors will also receive stock option grants of 3,000 shares per year following the date of the initial grant. Chairpersons of each of our standing committees will receive stock option grants of 3,500 shares per year instead of 3,000 shares per year. During the period of restriction, the restricted stock awards are subject to our right of return, which lapses beginning on the first anniversary of the grant date and each anniversary thereafter in equal installments over a period of four years. A description of the 2007 Equity Incentive Plan is set forth above.

     The following table sets forth information regarding the various components of compensation to our non-officer directors during the fiscal year ended December 31, 2008:
DIRECTOR COMPENSATION

				Non-Equity
	Fees Earned or Paid			Incentive Plan	All Other
	in Cash	Stock Awards	Option Awards	compensation	Compensation	Total
(a) Name	(b) ($)	(c) ($)(1)	(d) ($)	(e) ($)	(g) ($)	(h) ($)

Melanie Barnes	9,166	—	—	—	—	9,166
Diane Kennedy (2)	11,665	—	—	—	—	11,665
Stuart McManus	9,502	—	—	—	—	9,502
Patrick Meyer (3)	10,002	—	—	—	—	10,002
Glenn Patterson (4)	10,082	—	—	—	—	10,082
Jeffrey W. Shopoff	8,918	—	—	—	—	8,918

(1)	The amount in column (c), $0, represents the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year ended December 31, 2008, in accordance with FAS 123R. The assumptions for these amounts are included in our consolidated financial statements included in our Annual Report on Form 10-K.

(2)	Diane Kennedy resigned as director and chairwoman of our audit committee on February 11, 2009.

(3)	Patrick Meyer is the chairman of our nominating and governance committee.

(4)	Glenn Patterson is the chairman of our compensation committee and is the interim chairman of our audit committee.
Director Attendance
     During 2008, our board held 4 meetings. Each director attended more than 75% of the aggregate of the meetings of our board and the meetings of each committee of which that director is a member.
Stockholder Meeting Attendance
     As a general matter, all of our directors are encouraged to attend our annual meetings of stockholders. The election of directors in 2008 was by the written consent of our sole shareholder at that time, so no annual meeting was held.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth the beneficial ownership of our common stock as of March 31, 2009, based on 2,026,050 shares outstanding on that date, by (i) each person or entity known by us to own beneficially more than 5% of the outstanding common stock , (ii) each of our directors, (iii) each of our executive officers, and (iv) all directors and executive officers as a group. “Beneficial ownership” is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. It includes stock owned not only directly, but indirectly, through a relationship, contract or understanding, or if the holder has, or shares, the power to vote the stock, to sell it or to acquire it within 60 days of March 31, 2009.

	Common Stock
	Beneficially Owned
	Number	Percent
Name(1)	of Shares(2)	of Class
TSG Little Valley, L.P., greater than 5% shareholder	380,500	18.78%
Gerald S. Lindenmuth, greater than 5% shareholder	295,400	14.58%
Edward Fitzpatrick, Executive Vice President and Director (3)	75,000	3.70%
Tim McSunas, Senior Vice President — Acquisitions (3)	50,000	2.47%
William A. Shopoff, President, Chief Executive Officer and Chairman of the Board (4)	21,100	1.04%
Kevin M. Bridges, Chief Financial Officer, Director (3)	18,750	*
Jeffrey W. Shopoff, Director (5)	5,000	*
Glenn Patterson, Director Nominee (5)	5,000	*
Patrick Meyer, Director Nominee (5)	5,000	*
Stuart McManus, Director (5)	5,000	*
Melanie Barnes, Director (5)	5,000	*
All Named Executive Officers and Directors as a Group (9 persons)	189,850	9.37%

*	Less than 1%.

(1)	The address of each person listed is c/o Shopoff Properties Trust, Inc., 8951 Research Drive, Irvine, California 92618.

(2)	Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person also is deemed to be a beneficial owner of any securities which that person has the right to acquire within sixty (60) days. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities in which he or she has no economic or pecuniary interest.

(3)	Includes shares of restricted stock granted under the 2007 Equity Incentive Plan as of August 29, 2008, the date we reached the minimum offering. Forfeiture conditions lapse with respect to one-fifth of the restricted stock on each anniversary of the date of grant.

(4)	Consists of shares owned by our sponsor, The Shopoff Group, L.P., of which The Shopoff Revocable Trust dated August 12, 2004 is the sole limited partner. William and Cindy Shopoff are the sole trustees of The Shopoff Revocable Trust dated August 12, 2004. William A. Shopoff, President and Chief Executive Officer of our sponsor, may be deemed to be the beneficial owner of these shares of common stock.

(5)	Includes shares of restricted stock granted under the 2007 Equity Incentive Plan as of August 29, 2008, the date we reached the minimum offering. Forfeiture conditions lapse with respect to one-fourth of the restricted stock on each anniversary of the date of grant.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
     Below is a discussion of certain relationships and related transactions with our affiliates, including the fees and reimbursements to which they are each entitled.
Transactions with Our Advisor, Shopoff Advisors, L.P.
     We pay fees to Shopoff Advisors, L.P., or Shopoff Advisors, for services provided to us pursuant to an advisory agreement, dated August 29, 2007, among us, our operating partnership, and Shopoff Advisors. All of the membership interests in Shopoff Advisors are owned by The Shopoff Corporation, as general partner, and Shopoff Investors, L.P., the sole limited partner, which is primarily owned by William A. Shopoff (our Chairman of the Board, President, and Chief Executive Officer) and his affiliates.
     The fees that we will pay to Shopoff Advisors are summarized below:
     Acquisition and Advisory Fees: 3% of, (i) with respect to any real estate asset acquired by us directly or indirectly other than a real estate related investment, the contract purchase price of the underlying property, and (ii) with respect to any real estate related investment acquired by us directly or indirectly, the contract purchase price of the underlying property.
     Debt Financing Fee: 1% of amount available under any loan or line of credit made available to us.
     Asset Management Fees: a monthly payment in an amount equal to one-twelfth of 2% of (i) the aggregate asset value for operating assets and (ii) the total contract price plus capitalized entitlement and project related costs for real estate assets held for less than or equal to one year by us, directly or indirectly, as of the last day of the preceding month other than a real estate-related investment and (iii) the appraised value as determined from time to time for real estate assets held for greater than one year by us, directly or indirectly, as of the last day of the preceding month other than a real estate-related investment and (iv) the appraised value of the underlying property, for any real estate-related investment held by us, directly or indirectly, as of the last day of the preceding month, in the case of subsection (iv) not to exceed one-twelfth of 2% of the funds advanced by us for the purchase of the real estate-related investment.
     Disposition Fees: equal to, (i) in the case of the sale of any real estate asset, other than real estate-related investments, the lesser of: (a) one-half of the competitive real estate commission paid up to 3% of the contract price or, if none is paid, the amount that customarily would be paid, or (b) 3% of the contract purchase price of each real estate asset sold, and (ii) in the case of the sale of any real estate-related investments, 3% of the sales price of such real estate-related investments. A disposition fee payable under this section may be paid in addition to real estate commissions paid to non-affiliates, provided that the total real estate commissions (including such disposition fee) paid to all persons by us for each real estate asset, upon disposition thereof, shall not exceed an amount equal to the lesser of (i) 6% of the aggregate contract price of each real estate asset or (ii) the competitive real estate commission for each real estate asset. We will pay the disposition fees for a property at the time the property is sold.
     Subordinated Participation in Distributable Cash: The Subordinated Participation in Distributable Cash shall be payable to Shopoff Advisors at the time or times that we determine that the Subordinated Participation in Distributable Cash has been earned by Shopoff Advisors.

     Subordinated Incentive Fee Due Upon Listing: Upon Listing, Shopoff Advisors shall be entitled to the Subordinated Incentive Fee Upon Listing. The Subordinated Incentive Fee Due Upon Listing shall be payable to Shopoff Advisors following twelve (12) months after Listing. We shall have the option to pay such fee in the form of cash, common stock, a promissory note with interest accrued as of the date of Listing, or any combination of the foregoing, as determined by our board. In the event the Subordinated Incentive Fee Due Upon Listing is paid to Shopoff Advisors following Listing, Shopoff Advisors will not be entitled to receive any payments of Subordinated Performance Fee Upon Termination or Subordinated Participation in Distributable Cash following receipt of the Subordinated Incentive Fee Due Upon Listing.
     Subordinated Performance Fee Due Upon Termination: Upon termination of this Agreement, Shopoff Advisors shall be entitled to the Subordinated Performance Fee Due Upon Termination.
     In 2008, we paid Shopoff Advisors $78,000 in acquisition fees and $3,000 in asset management fees.
     We believe that the compensation paid to Shopoff Advisors and its affiliates under the advisory agreement is on terms no less favorable to us than those customary for similar services performed by independent firms in the relevant geographic areas.
Transactions with Our Sponsor, The Shopoff Group, L. P.
     As our sponsor, The Shopoff Group, L. P., or The Shopoff Group, incurred organization and offering costs and certain other expenses on our behalf through the period in which the minimum offering amount was raised on August 29, 2008. These organization and offering expenses incurred by The Shopoff Group are ongoing. The general partner of The Shopoff Group is TSG GP, LLC, an affiliate of William Shopoff, and the sole limited partner is The Shopoff Revocable Trust dated August 12, 2004, or the Shopoff Revocable Trust, of which William Shopoff and Cindy Shopoff, his spouse, are the sole trustees. However, at no time will our obligation for such costs and expenses exceed 12.34% of the total proceeds raised in our initial public offering, as more fully disclosed in our registration statement.
     Upon reaching the minimum offering, we reimbursed The Shopoff Group for organization and offering costs and certain other expenses incurred in connection with the offering, including due diligence costs related to properties considered for acquisition, but not acquired. As of December 31, 2008, such costs and expenses approximated $5,468,000. As of December 31, 2008, we reimbursed The Shopoff Group a total of $2,937,000, comprised of $2,153,000 in organization and offering costs and $1,027,000 in due diligence costs related to properties considered for acquisition but not acquired. Our obligation for the $2,531,000 in offering costs and certain expenses incurred by the Shopoff Group and affiliated entities in excess of 12.34% of the total proceeds raised in the offering cannot be determined at this time.
Transactions with Our Sole Broker-Dealer, Shopoff Securities, Inc.
     Shopoff Securities, Inc., or Shopoff Securities, is the sole broker-dealer in our initial public offering. All of the shares of Shopoff Securities are owned by the Shopoff Revocable Trust.
Reimbursement of Offering-Related Expenses
     We reimburse Shopoff Securities for costs and expenses it may incur in connection with the offering pursuant to a broker-dealer agreement between Shopoff Securities and us. To the extent permitted under the prevailing rules of the Financial Industry Regulatory Authority, we reimburse Shopoff Securities for (a) customary travel, lodging, meals and reasonable entertainment expenses incurred in connection with the offering, (b) attendance at broker-dealer-sponsored conferences and educational conferences sponsored by us, (c) industry-sponsored conferences and informational seminars, (d) customary promotional items, and (e) legal counsel, among other things. No costs and expenses are reimbursed by us to the extent they would cause the total compensation paid in connection with the offering to exceed 10% of the gross proceeds from the sale of our shares. In 2008, we did not reimburse Shopoff Securities for its costs and expenses related to the offering. These costs and expenses were borne by The Shopoff Group.

Marketing Fee
     No commissions are being paid to Shopoff Securities in connection with our offering. Pursuant to an agreement between our sponsor, The Shopoff Group, and Shopoff Securities, Shopoff Securities is entitled to receive a fixed monthly marketing fee of $100,000 from The Shopoff Group, or the marketing fee. The marketing fee is intended to cover Shopoff Securities’ administrative and operating costs in lieu of commissions. The marketing fee is not due and payable from The Shopoff Group to Shopoff Securities until the completion of the offering and such payments are contingent upon a determination by The Shopoff Group, in its sole and absolute discretion, that payment of the marketing fee would not result in total underwriting compensation to Shopoff Securities exceeding 10% of the gross proceeds from the sale of our shares. As of April 30, 2009, The Shopoff Group had made no determination as to whether a payment to Shopoff Securities would exceed the total underwriting compensation limit, and accordingly, no marketing fee has yet been paid to Shopoff Securities.
Transactions with Other Affiliates
Transaction with TSG Little Valley L.P.
     On September 30, 2008, Shopoff Advisors entered into a Purchase and Sale Agreement and Joint Escrow Instructions, and on October 7, 2008, paid a $1 million deposit, to purchase certain parcels of land located in the City of Lake Elsinore in Riverside County, California, from TSG Little Valley, L.P., or TSG Little Valley, for a contract purchase price of $4,890,000. The general partner of TSG Little Valley was formerly TSG GP, LLC, an affiliate of William Shopoff. TSG GP, LLC withdrew as general partner of TSG Little Valley on July 1, 2008 and sold its 1% general partner interest in TSG Little Valley to Portfolio Partners, Inc. (concurrently with this withdrawal, William Shopoff and Cindy Shopoff also withdrew as limited partners of TSG Little Valley). Portfolio Partners, Inc.’s President, Stevan J. Gromet, is a shareholder of ours with ownership of 42,100 shares as of March 31, 2009, representing approximately 2.08% of our total shares outstanding. TSG Little Valley is also a shareholder of ours with ownership of 380,500 shares as of March 31, 2009, which represents approximately 18.78% of our total shares outstanding. The closing of this transaction is currently scheduled for May 15, 2009.
Transaction Related to Springbrook Investments, L.P.
     On January 9, 2009, SPT Real Estate Finance, LLC, or SPT Real Estate Finance, an affiliate of ours formed for the purpose of facilitating our lending transactions, made two separate loans to Aware Development Company, Inc., or Aware, in the aggregate amount of $2,300,000. The loans were made from the proceeds of the offering and pursuant to two notes, or the Notes, which were secured by two separate collateral pledge agreements encumbering real property located in Riverside County, California. Interest is payable on the Notes to SPT Real Estate Finance at a rate of 28% per annum and the principal amount of the Notes plus accrued interest are due and payable six months from the date of funding, or July 9, 2009.
     This was a related party transaction in that, immediately prior to the closing on the above loan transactions, Aware had entered into two separate Note Purchase Agreements with Vineyard Bank, or the Note Purchase Agreements. Pursuant to the Note Purchase Agreements, Aware had agreed to purchase from Vineyard Bank two loans made by the Vineyard Bank to Springbrook Investments, L.P., or Springbrook, whose general partner is a California corporation of which the stock is 100% owned by the Shopoff Revocable Trust. One of the two loans made by Vineyard Bank to Springbrook was in the original principal amount of $5,187,000 and the other was in the original principal amount of $1,072,000. These loans are collectively referred to as the Vineyard Loans and were made subject to the following additional material terms:
•	Aware agreed that, in the absence of additional defaults other than payment defaults, Aware would forbear from exercising its rights and remedies under the Vineyard Loans, including without limitation foreclosure, from the date January 9, 2009 through July 9, 2009, or the Forbearance Period, in order to allow Springbrook time to attempt to refinance the Vineyard Loans. During the Forbearance Period, interest and other required payments under the Vineyard Loans continue to accrue at the stated rate, and will be added to principal.

•	At any time during the Forbearance Period, Aware agreed to accept, as payment in full under the Vineyard Loans, with respect to one note, the sum of $1,896,000 plus all accrued interest then due under the Notes, of which amount Springbrook shall cause to be paid $1,886,000 directly to SPT Real Estate Finance, and $10,000 to Aware and all other amounts directly to Lender and, with respect to the second note, the sum of $424,000 plus all accrued interest then due under the Notes, of which amount Springbrook shall cause to be paid $414,000 directly to SPT Real Estate Finance, LLC and $10,000 to Aware and all other amounts directly to Lender.

•	Commercial guaranties executed by William Shopoff, as an individual, and William Shopoff and Cindy Shopoff, as trustees of the Shopoff Revocable Trust, in connection with the Vineyard Loans, were released, and Aware waived any and all right to recover under the same.
     This transaction was approved by a majority of our board (without the participation of William Shopoff), including a majority of our independent directors.
     The compensation received by Shopoff Advisors and our other affiliates upon consummation of this loan transaction was as follows: (i) an acquisition fee equal to 3% of the loan amount, or $69,000, and (ii) monthly asset management fees equal to 1/12 of 2% of the total loan amount, or $3,833 per month.
Policies and Procedures for Review and Approval of Related Party Transactions
     Policy Statement. Our board understands that related party transactions (as defined below) may raise concerns among our investors that those transactions are not made in the best interests of our shareholders. It is our policy to enter into or ratify related party transactions only when our board, acting through the nominating and corporate governance committee or as otherwise described herein, determines that the related party transaction in question is in, or is not inconsistent with, our best interest and the best interest of our shareholders. Therefore, we have adopted the written policies and procedures set forth below for the review, approval or ratification of related party transactions.
     Our policy has been approved by our board and our nominating and corporate governance committee. The nominating and corporate governance committee shall review this policy annually and shall make changes to our policy from time to time. Any changes shall be reported to our board at the next meeting following the approval of such changes.
     Related Party Transactions Defined. For the purposes of this policy, a “related party transaction” is any transaction, arrangement or relationship or any series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which:
•	we are a participant; and

•	any related party has or will have a direct or indirect interest (other than solely as a result of being a director or a less than 10 percent beneficial owner of another entity).
     Related Party Defined. For purposes of this Policy, a “related party” is any:
•	person who is or was, since the beginning of the last fiscal year, even if they do not presently serve in that role, an executive officer, director or nominee for election as a director;

•	greater than 5 percent beneficial owner of any class of our voting securities;

•	immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the director, executive officer, nominee or more than 5 percent beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than 5 percent beneficial owner; or

•	firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5 percent or greater beneficial ownership interest.
     Procedures. The nominating and corporate governance committee shall review the material facts of all related party transactions that require the nominating and corporate governance committee’s approval and either approve or disapprove of the entry into the related party transaction, subject to the exceptions described below. If advance nominating and corporate governance committee approval of a related party transaction is not feasible, then the related party transaction shall be considered and, if the nominating and corporate governance committee determines it to be appropriate, ratified at the nominating and corporate governance committee’s next regularly scheduled meeting. In determining whether to approve or ratify a related party transaction, the nominating and corporate governance committee will take into account, among other factors it deems appropriate, whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction.
     No director shall participate in any discussion or approval of a related party transaction for which he or she is a related party, except that the director shall provide all material information concerning the related party transaction to the nominating and corporate governance committee.
     Ongoing Related Party transactions. If a related party transaction will be ongoing, the nominating and corporate governance committee, at its first meeting of each fiscal year, shall review any previously approved or ratified related party transactions that remain ongoing and have a remaining term of more than six months to determine whether they are in compliance with the committee’s guidelines and whether it is in our or our shareholders best interest to continue, modify, or terminate the related party transaction.
     Disclosure. All related party transactions that are required to be disclosed in our filings with the SEC, as required by the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and related rules and regulations, shall be so disclosed in accordance with such laws, rules and regulations.
Compensation Committee Interlocks and Insider Participation
     Our compensation committee discharges our board’s responsibilities relating to compensation of our executives and directors, which are limited to administering grants of stock-based awards in accordance with the 2007 Equity Incentive Plan. The members of our compensation committee are Glenn Patterson (Chairman), Patrick Meyer, and Stuart McManus, all of whom are independent directors.
     We have no compensation committee interlocks. A compensation committee interlock would occur if (i) one our executive officers served as a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served on our compensation committee; (ii) one of our executive officers served as a director of another entity, one of whose executive officers served on our compensation committee; or (iii) one of our executive officers served as a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served as one of our directors.
Family Relationships
     William A. Shopoff, our Chairman, President, and Chief Executive Officer, and Jeffrey W. Shopoff, one of our directors, are brothers.

AUDIT COMMITTEE REPORT
     The following is the report of the Audit Committee of Shopoff Properties Trust, Inc., or the Company, with respect to the Company’s audited financial statements for 2008, which include the consolidated balance sheets as of December 31, 2008 and 2007, and the related consolidated statements of operations, stockholders’ equity and cash flows for each of the two years in the period ended December 31, 2008 and the notes thereto.
     Composition. The Audit Committee of the board is comprised of three directors (with one seat currently vacant) and operates under a written charter adopted by the board. All members of the Audit Committee are “independent,” as defined in Rule 10A-3 under the Exchange Act and the rules of the Nasdaq Stock Market.
     Responsibilities. The responsibilities of the Audit Committee include recommending to the board an accounting firm to be engaged as the independent accountants and auditors. Management has primary responsibility for the internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee’s responsibility is to oversee these processes and the activities of the internal audit department.
     Review with Management and Independent Accountants. The Audit Committee has reviewed the consolidated audited financial statements and met separately, and held discussions with, management and Squar, Milner, Peterson, Miranda & Williamson, LLP, our independent registered public accounting firm for the fiscal year ended December 31, 2008. Management represented to the Audit Committee that the consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee discussed with Squar, Milner, Peterson, Miranda & Williamson, LLP the matters required to be discussed by Statements on Auditing Standards No. 61, “Communication with Audit Committee” and No. 90, “Audit Committee Communications.”
     The independent accountants provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Audit Committee discussed with Squar, Milner, Peterson, Miranda & Williamson, LLP, the firm’s independence.
     Conclusion. Based upon the Audit Committee’s discussions with management and the independent accountants, the Audit Committee’s review of the representations of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the board include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the SEC.
RESPECTFULLY SUBMITTED BY THE AUDIT
COMMITTEE OF THE BOARD OF DIRECTORS,
Stuart McManus
Glenn Patterson

INDEPENDENT PUBLIC ACCOUNTANTS
     We have appointed Squar, Milner, Peterson, Miranda & Williamson, LLP, as our independent registered public accounting firm for the year ending December 31, 2009. The audit committee appoints our independent auditors. Squar, Milner, Peterson, Miranda & Williamson, LLP, who performed our audit services for the year ended 2008, including an examination of the consolidated financial statements and services related to filings with the SEC, has served as our independent registered public accountants since our inception in November 2006. The audit committee has determined that Squar, Milner, Peterson, Miranda & Williamson, LLP has provided audit services at customary rates and terms.
     A representative of Squar, Milner, Peterson, Miranda & Williamson, LLP is expected to be present in person at the Annual Meeting to make a statement if he or she desires, and to respond to appropriate questions.
     The following table presents fees for professional services rendered by Squar, Milner, Peterson, Miranda & Williamson, LLP, the independent registered public accounting firm that has audited our financial statements for the years ended December 31, 2008 and 2007.

Description	2008	2007

Audit Fees (1)	$100,969	$59,429
Audit-Related Fees(2)	$28,458	$100,383
Tax Fees (3)	$2,600	$1,272
All Other Fees	$—	$—

Total	$132,027	$161,084

(1)	Audit fees billed in 2008 consisted of the audit of our annual condensed consolidated financial statements, a review of our quarterly condensed consolidated financial statements, and statutory and regulatory audits, consents and other services related to filings with the SEC.

(2)	Audit-related fees consist of financial accounting and reporting consultations.

(3)	Tax services consist of tax compliance and tax planning and advice.
Pre-approval policies and procedures
     The audit committee’s pre-approval policy provides for pre-approval of all audit, audit-related and tax services. Accordingly, all audit services provided by Squar, Milner, Peterson, Miranda & Williamson, LLP were pre-approved by our committee. The audit committee has granted general pre-approval for certain audit, audit related and tax services. If the cost of any such services exceeds the range of anticipated cost levels, the services will require specific pre-approval by the audit committee. If any particular service falls outside the general pre-approval, it must also be specifically approved by the audit committee. If specific pre-approval of a service is required, both the independent auditor and our chief financial officer must submit a request to the audit committee including the reasons why the proposed service is consistent with the SEC’s regulations on auditor independence. In addition, with respect to each pre-approved service, the independent auditor is required to provide detailed back-up documentation which will be provided to the audit committee, regarding the specific services to be provided. The pre-approval policy also authorizes the audit committee to delegate to one or ore of its members pre-approval authority with respect to permitted services.

OTHER MATTERS
Expenses of Proxy Solicitation
     Brokerage firms and other custodians, nominees and fiduciaries will be requested to forward the proxy materials to beneficial owners and to obtain authorization for the execution of proxies, and we will reimburse such brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy materials to beneficial owners of our common stock. Our directors, officers and employees may solicit proxies by telephone or in person (but will receive no additional compensation for such solicitation). We will bear the expense of this proxy solicitation.
Legal Proceedings
     We have no material proceedings to which any of our directors, officers or affiliates, any owner of record or beneficially of more than 5% of any class of our voting securities, or any associate of any such director, officer, affiliate or security holder is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.
Annual Report
     A copy of the Annual Report on Form 10-K to stockholders of our company for the 2008 fiscal year is being mailed concurrently with this proxy statement to all stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders.
Stockholder Proposals for 2010 Annual Meeting
     Proposals of stockholders for consideration at the 2010 Annual Meeting of Stockholders may be made by any stockholder who (i) was a stockholder of record both at the time of giving of notice of the proposal to us and at the time of the annual meeting in question, (ii) is entitled to vote at such annual meeting, and (iii) has complied with the notice procedures set forth in our bylaws. Notice of the proposal must be received by us no later than the close of business on December 31, 2009, and must comply with the applicable rules of the SEC in order to be included in our proxy statement and proxy relating to the 2010 Annual Meeting of Stockholders, pursuant to Rule 14a-8 of the Exchange Act. In addition, in order for a stockholder proposal outside of Rule 14a-8 of the Exchange Act to come before the 2010 Annual Meeting of Stockholders, proposals must be made in accordance with our bylaws, not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting. In this regard, we must receive notice of the proposal not before December 31, 2009, but not after January 30, 2010. In the event that the date of the date of mailing of the notice for the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered within the deadlines set forth in the preceding sentence, or by the tenth day following the day on which disclosure of the date of mailing of the notice for such meeting is first made.
Procedures for Recommending Director Candidates
     Stockholders of our company wishing to recommend director candidates to the nominating and corporate governance committee must submit their recommendations in writing to the committee, c/o the Corporate Secretary, Shopoff Properties Trust, Inc., 8951 Research Drive, Irvine, California 92618.
     Our nominating and corporate governance committee will consider nominees recommended by our stockholders provided that the recommendation contains sufficient information for the nominating and corporate governance committee to assess the suitability of the candidate, including the candidate’s qualifications. Candidates recommended by stockholders that comply with these procedures will receive the same consideration that candidates recommended by the committee receive.

     Our nominating and corporate governance committee makes recommendations to our board concerning candidates for membership as directors, considering such factors as background, skills, expertise, accessibility and availability to serve effectively on our board. This committee also makes recommendations to our board regarding the nomination of incumbent directors for re-election to our board. Our board then approves a slate of directors to be nominated for election at annual meetings of shareholders.
     When selecting directors, our board will review and consider many factors. It considers recommendations from many sources, including members of our board and management. The nominating and corporate governance committee has full discretion in considering its nominations to our board.
Deadline and Procedures for Submitting Nominations to Our Board
     A stockholder wishing to nominate a candidate for election to our board at the next Annual Meeting of Stockholders is required to give written notice addressed to the Corporate Secretary, Shopoff Properties Trust, Inc., 8951 Research Drive, Irvine, California 92618, of his or her intention to make such a nomination. The notice of nomination must be made in accordance with our bylaws, which require appropriate notice to us of the nomination not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting. In this regard, we must receive notice of the nomination not before December 31, 2009, but not after January 30, 2010. In the event that the date of the date of mailing of the notice for the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered within the deadlines set forth in the preceding sentence, or by the tenth day following the day on which disclosure of the date of mailing of the notice for such meeting is first made.
     The notice of nomination is required to contain certain information about both the nominee and the stockholder making the nomination, as set forth in our bylaws. A nomination which does not comply with the bylaw requirements will not be considered.
Communications to Our Board
     All communications to our board, our board committees or any individual director, must be in writing and addressed to them c/o the Secretary, Shopoff Properties Trust, Inc., 8951 Research Drive , Irvine, California 92618. Communications received in writing will be forwarded to the named recipient(s).

April 30, 2009	By Order of the Board of Directors

Kevin M. Bridges
Corporate Secretary

SHOPOFF PROPERTIES TRUST, INC.
REVOCABLE PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
JUNE 16, 2009
THE BOARD OF DIRECTORS IS SOLICITING THIS PROXY
          I/we hereby nominate, constitute and appoint William A. Shopoff and Kevin M. Bridges, and each of them, their attorneys, agents and proxies, with full powers of substitution to each, to attend and act as proxy or proxies at the 2009 Annual Meeting of Stockholders of SHOPOFF PROPERTIES TRUST, INC. which will be held at 8951 Research Drive, Irvine, California 92618, on Tuesday, June 16, 2009, at 10:00 a.m., and at any and all postponements or adjournments thereof, and to vote as I/we have indicated the number of shares which I/we, if personally present, would be entitled to vote.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of
Stockholders to be Held on June 16, 2009
          The proxy statement, proxy card, and the Annual Report on Form 10-K for the year ended December 31, 2008, are available on our website at www.shopoffpropertiestrust.com.
▼Please Detach Here, Then Mail▼

SHOPOFF PROPERTIES TRUST, INC.
1.       ELECTION OF DIRECTORS.
          Nominees: Patrick Meyer and Glenn Patterson

☐	FOR both nominees listed above (except as	☐	WITHHOLD AUTHORITY to vote for
	indicated to the contrary below).		both nominees listed above.
          INSTRUCTION: TO WITHHOLD AUTHORITY to vote for either individual nominee, strike that nominee’s name from the list above.

2.       OTHER BUSINESS. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting and at any and all adjournments thereof. If any other matter is presented, your proxies will vote in accordance with the recommendation of the Board of Directors, or, if no recommendation is given, in their own discretion. The Board of Directors at present knows of no other business to be presented at the Annual Meeting.
▼Fold Here▼

PLEASE SIGN AND DATE BELOW
           I/we hereby ratify and confirm all that said attorneys and proxies, or any of them, or their substitutes, shall lawfully do or cause to be done because of this proxy, and hereby revoke any and all proxies I/we have given before to vote at the meeting. I/we acknowledge receipt of the Notice of Annual Meeting and the Proxy Statement which accompanies the notice.

Dated:	Signature	Signature
            Please date this Proxy and sign above as your name(s) appear(s) on this card. Joint owners should each sign personally. Corporate proxies should be signed by an authorized officer. Executors, administrators, trustees, etc., should give their full titles.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS. THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS.

INVESTOR NAME
ADDRESS